                                                                  EXHIBIT 10.1.2

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This AMENDMENT No. 2 TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of April 1, 1997, among COMMUNICATIONS & POWER INDUSTRIES, INC. (the "Borrower"), COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, CPI SUBSIDIARY HOLDINGS, INC., COMMUNICATIONS & POWER INDUSTRIES INTERNATIONAL INC., COMMUNICATIONS & POWER INDUSTRIES ASIA INC., COMMUNICATIONS & POWER INDUSTRIES ITALIA S.R.L., COMMUNICATIONS & POWER INDUSTRIES EUROPE LIMITED, COMMUNICATIONS & POWER INDUSTRIES CANADA INC., COMMUNICATIONS & POWER INDUSTRIES AUSTRALIA PTY LIMITED, CPI SALES CORP., (collectively, the "Obligors"), BANKERS TRUST COMPANY, as agent (the "Agent"), and the various lenders (the "Lenders") from time to time party to the Credit Agreement, dated as of August 11, 1995 (as the same has been amended and modified through the date hereof, the "Agreement"), among the Obligors, the Agent and the Lenders.

     WHEREAS, the Obligors, the Agent and the Lenders desire to amend certain provisions of the Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the premises and mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

     2. Effectiveness of this Agreement. This Amendment shall become effective and the Agreement shall be amended as provided herein on the first date on which the Agent receives an executed copy of this Amendment from each Obligor and the Required Lenders (the "Effective Date").

     3.   Amendments. As of the Effective Date:

     (a) The reference to "$35,500,000" under the caption Consolidated EBITDA set forth opposite Q2, 1997 in paragraph 1 of Annex F of the Agreement shall be amended to read "$34,500,000".

     (b) The reference to "1.10:1.00" under the caption "Ratio" set forth opposite Q2, 1997 in paragraph 2 of Annex F of the Agreement shall be amended to read "1.02:1.00".

     4. Representations and Warranties. Each Obligor makes, as of the Effective Date, each of the representations and warranties set forth in Section 3 of the Agreement, and such representations and warranties are, by this reference, incorporated herein as if set forth herein in their entirety, provided that references to "Loan Documents" shall, for purposes of this paragraph, be deemed to include this Amendment.
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     5.   Miscellaneous.

     (a) Except as expressly modified by this Agreement, the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall from and after the Effective Date by deemed to be a reference to the Agreement as amended by this Amendment.

     (b) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                              COMMUNICATIONS & POWER
                                                INDUSTRIES, INC.


                                              By: /s/ LYNN E. HARVEY
                                                  ------------------------------
                                                  Name:  Lynn E. Harvey
                                                  Title: Chief Financial Officer
                                                         Treasurer and Secretary



                                              COMMUNICATIONS & POWER
                                              INDUSTRIES HOLDING CORPORATION


                                              By: /s/ LYNN E. HARVEY
                                                  ------------------------------
                                                  Name:  Lynn E. Harvey
                                                  Title: Chief Financial Officer
                                                         Treasurer and Secretary



                                              CPI SUBSIDIARY HOLDINGS, INC.


                                              By: /s/ LYNN E. HARVEY
                                                  ------------------------------
                                                  Name:  Lynn E. Harvey
                                                  Title: Secretary

                                        COMMUNICATIONS & POWER
                                        INDUSTRIES INTERNATIONAL INC.


                                        By /s/ Lynn E. Harvey
                                           ------------------------------
                                           Name:  Lynn E. Harvey
                                           Title: Secretary


                                        COMMUNICATIONS & POWER
                                        INDUSTRIES ASIA INC.


                                        By /s/ Lynn E. Harvey
                                           ------------------------------
                                           Name:  Lynn E. Harvey
                                           Title: Treasurer


                                        COMMUNICATIONS & POWER
                                        INDUSTRIES ITALIA S.R.L.


                                        By /s/ Lynn E. Harvey
                                           ------------------------------
                                           Name:  Lynn E. Harvey
                                           Title: (Per Power of Attorney)

                                        COMMUNICATIONS & POWER
                                        INDUSTRIES EUROPE LIMITED


                                        By /s/ Lynn E. Harvey
                                           ------------------------------
                                           Name:  Lynn E. Harvey
                                           Title: Secretary


                                        COMMUNICATIONS & POWER
                                        INDUSTRIES CANADA INC.


                                        By /s/ Lynn E. Harvey
                                           ------------------------------
                                           Name:  Lynn E. Harvey
                                           Title: Vice President

                                        COMMUNICATIONS & POWER
                                        INDUSTRIES AUSTRALIA
                                        PTY LIMITED



                                        By  /s/ LYNN E. HARVEY
                                           -----------------------------
                                           Name: Lynn E. Harvey
                                           Title: (Per Power of Attorney)



                                        CPI SALES CORP.



                                        By  /s/ LYNN E. HARVEY
                                           -----------------------------
                                           Name: Lynn E. Harvey
                                           Title: Secretary and Treasurer



                                        BANKERS TRUST COMPANY,
                                        as Lender and as Agent



                                        By -----------------------------
                                           Name:
                                           Title:

                                        COMMUNICATIONS & POWER
                                        INDUSTRIES AUSTRALIA
                                        PTY LIMITED



                                        By
                                           -----------------------------
                                           Name:
                                           Title:



                                        CPI SALES CORP.



                                        By
                                           -----------------------------
                                           Name:
                                           Title:



                                        BANKERS TRUST COMPANY,
                                        as Lender and as Agent



                                        By  /s/ ROBERT R. TELESCA
                                           -----------------------------
                                           Name: Robert R. Telesca
                                           Title: Assistant Vice President

                                        DRESDNER BANK AG,
                                        New York Branch and
                                        Grand Cayman Branch



                                        By  /s/ JOHN W. SWEENEY
                                           -----------------------------
                                           Name: John W. Sweeney
                                           Title: Assistant Vice President


                                        By  /s/ CHRISTOPHER E. SARISKY
                                           -----------------------------
                                           Name: Christopher E. Sarisky
                                           Title: Assistant Treasurer

                                   FIRST BANK NATIONAL ASSOCIATION


                                   By /s/ ROBERT W. MILLER
                                     --------------------------
                                     Name: Robert W. Miller
                                     Title: Vice President

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                                   MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.


                                   By
                                     ---------------------------
                                     Name:
                                     Title:

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                                   SENIOR DEBT PORTFOLIO

                                   By BOSTON MANAGEMENT AND RESEARCH,
                                      as Investment Adviser


                                   By /s/ [SIG]
                                     ---------------------------
                                     Name:
                                     Title:

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                                   THE NIPPON CREDIT BANK, LTD.
                                   Los Angeles Agency


                                   By /s/ BERNARDO E. CORREA-HENSCHKE
                                     --------------------------------
                                     Name: Bernardo E. Correa-Henschke
                                     Title: Vice President & Senior Manager

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By /s/ STEPHEN R. SWEENEY
                                     ---------------------------
                                     Name: Stephen R. Sweeney
                                     Title: Vice President





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